Exhibit 10.1

EXHIBIT F

ESCROW AGREEMENT

ESCROW DEPOSIT AGREEMENT

This ESCROW DEPOSIT AGREEMENT (this “Agreement”) dated as of this 19th day of May 2022, by and among Visionary Education Technology Holdings Group Inc., an Ontario (Canada) corporation (the “Company”), having an address at 200 Town Centre Blvd., Suite 408A, Markham, Ontario, Canada L3R 8G5, Joseph Stone Capital, LLC, a Delaware limited liability company and the representative of the several underwriters named in the Underwriting Agreement (the “Representative”) by and between the Company and the Representative, having an address at 200 Old Country Road, Suite #610, Mineola, New York 11501, and Hoagland, Longo, Moran, Dunst & Doukas, LLP(the “Escrow Agent”), having an office at 40 Paterson Street, New Brunswick, New Jersey 08903. All capitalized terms not herein defined shall have the meanings ascribed to them in that certain Underwriting Agreement, dated May 16, 2022, including all attachments, schedules and exhibits thereto (the “Underwriting Agreement”).

W I T N E S S E T H:

WHEREAS, the Representative and the Company have agreed that a certain sum of money shall be held in escrow upon certain terms and conditions; and

WHEREAS, the Representative and the Company appoint the Escrow Agent as escrow agent of such escrow subject to the terms and conditions set forth in this Agreement; and

WHEREAS, the Escrow Agent accepts such appointment as escrow agent subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, IT IS AGREED as follows:

1. Delivery of Escrow Funds.

(a) The Company will deliver, or shall cause to be delivered, to the Escrow Agent by checks or wire transfer made payable to “Hoagland, Longo, Moran, Dunst & Doukas, LLP as Escrow Agent for Visionary Education Technology Holdings Inc.” to be held in the Escrow Agent’s trust account at Bank of America entitled “Visionary Education Technology Holdings Inc., HLMDD as Escrow Agent” having ABA No.026009593, Account No. [008443109618] (the “Escrow Account”).

(b) The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds”.

(c) The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of these checks or any other funds delivered to Escrow Agent for deposit into the Escrow Account. If, for any reason, these checks or any other funds deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to advise the Representative and the Company promptly thereof and return check in the manner directed in writing by the Representative and the Company.

2. Release of Escrow Funds. The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a) If the Representative advises the Escrow Agent and the Company in writing on or prior to November 19, 2023 (the date that is eighteen (18) months after the Closing Date) (the “Final Termination Date”) that there are indemnification amounts payable to the Representative or another Underwriter Indemnified Party by the Company pursuant to Sections 5.1.1 and 5.1.2 of the Underwriting Agreement that have not been paid by the Company, the Representative shall specify the amount due and payable in its notice, and the Escrow Agent shall wire transfer such amount to the Representative, provided such amount is collected and available for withdrawal and subject to Escrow Agent’s receipt of a joint written instruction from the Company and the Representative as set forth in Exhibit A-1. The Company shall not unreasonably withhold, delay or condition its execution of such Escrow Release Notice.

(b) Promptly following the Final Termination Date, the Escrow Agent shall pay all remaining Escrow Funds by wire transfer to the Company in accordance with a joint written instruction in the form of Exhibit A-2 of the Company and the Representative. The Representative shall not unreasonably withhold, delay, or condition its execution of such Escrow Release Notice.

(c) The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal. The Escrow Agent may act in reliance upon any instructions, court orders, notices, certifications, demands, consents, authorizations, receipts, powers of attorney or other writings delivered to it without being required to determine the authenticity or validity thereof or the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgment or order.

3. Acceptance by Escrow Agent. The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a) Upon execution of this Agreement, the Representative shall execute and deliver to Escrow Agent, Exhibit B hereto and the Company shall execute and deliver to Escrow Agent Exhibit B-1 (together with Exhibit B, each a “Certificate”) hereto, for the purpose of (i) establishing the identity of each respective authorized representative(s) of the Representative and the Company entitled to singly initiate and/or confirm disbursement instructions to Escrow Agent on behalf of each such party and (ii) providing standing wire instructions for each of the Representative and the Company to be used for disbursements to said party. The Escrow Agent may act in reliance upon any signature on each Certificate believed by it to be genuine, and may assume that any person who has been designated by the Representative or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions, including but not limited to, those contained on each Certificate. The Representative and the Company may update their respective Certificate by executing and delivering to the Escrow Agent an updated Certificate in the form attached hereto as Exhibit B and/or Exhibit B-1. Until such time as Escrow Agent shall receive an updated Certificate, Escrow Agent shall be fully protected in relying without inquiry on the current Certificate on file with Escrow Agent.

(b) The Escrow Agent may seek confirmation of disbursement instructions by telephone call back to one of the authorized representatives set forth on each Certificate, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person(s) so designated. To ensure the accuracy of the instruction it receives, the Escrow Agent may record such call back. If the Escrow Agent is unable to verify the instruction, or is not satisfied in its sole discretion with the verification it receives, it will not execute the instruction until all issues have been resolved to its satisfaction. The Representative and the Company agree that the foregoing procedures constitute commercially reasonable security procedures. Escrow Agent further agrees not to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement) from any party inconsistent with the foregoing.

(c) The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(d) The Company and Representative, jointly and severally, agree to indemnify, release, and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses, including, but not limited to, attorney's fees, costs and disbursements, (collectively “Claims”) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Agreement and the Escrow Agent’s performance hereunder or in connection herewith, except to the extent such Claims arise from Escrow Agent’s willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction.

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(e) In the event of any disagreement between or among the Representative and the Company, or between any of them and any other person, resulting in adverse claims or demands being made to Escrow Agent in connection with the Escrow Account, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The Escrow Agent shall have the option, after thirty (30) days’ notice to the Representative and the Company of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves. The rights of the Escrow Agent under this section are cumulative of all other rights which it may have by law or otherwise.

(f) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(g) The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent's obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept checks or other instruments for the payment of money delivered to the Escrow Agent for the Escrow Account and deposit said checks or instruments into the Escrow Account, and (ii) disburse or refrain from disbursing the Escrow Funds as stated herein, provided that the checks or instruments received by the Escrow Agent have been collected and are available for withdrawal.

4. Escrow Account Statements and Information. The Escrow Agent agrees to send to the Representative and/or the Company a copy of the Escrow Account periodic statement, upon request in accordance with the Escrow Agent’s regular practices for providing account statements to its non-escrow clients and to also provide the Representative and/or the Company, or their designee, upon request other deposit account information, including Account balances, by telephone or by computer communication, to the extent practicable. The Representative and the Company agree to complete and sign all forms or agreements required by the Escrow Agent for that purpose. The Representative and the Company each consents to the Escrow Agent’s release of such Account information to any of the individuals designated by the Representative or the Company, which designation has been signed in accordance with Section 3(a) by any of the persons in Schedule A. Further, the Representative and the Company have an option to receive e-mail notification of incoming and outgoing wire transfers. If this e-mail notification service is requested and subsequently approved by the Escrow Agent, the Representative and the Company agrees to provide a valid e-mail address and other information necessary to set-up this service and sign all forms and agreements required for such service. The Representative and the Company each consents to the Escrow Agent’s release of wire transfer information to the designated e-mail address(es). The Escrow Agent’s liability for failure to comply with this section shall not exceed the cost of providing such information.

5. Resignation and Termination of the Escrow Agent. The Escrow Agent may resign at any time by giving thirty (30) days' prior written notice of such resignation to the Representative and the Company. Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow Funds that it has received as of the date on which it provided the notice of resignation as depository. In such event, the Escrow Agent shall not take any action until the Representative and the Company jointly designates a banking corporation, trust company, attorney or other person as successor escrow agent. Upon receipt of such written instructions signed by the Representative and the Company, the Escrow Agent shall promptly deliver the Escrow Funds, net of any outstanding charges, to such successor escrow agent and shall thereafter have no further obligations hereunder. If such instructions are not received within thirty (30) days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds and any other amounts held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor escrow agent. In either case provided for in this section, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

6. Termination. The Representative and the Company may terminate the appointment of the Escrow Agent hereunder upon a joint written notice to Escrow Agent specifying the date upon which such termination shall take effect. In the event of such termination, the Representative and the Company shall, within thirty (30) days of such notice, jointly appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by both the Representative and the Company, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Representative and the Company fail to appoint a successor escrow agent within such thirty (30)-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof. Upon receipt of the Escrow Funds, the successor escrow agent shall become the Escrow Agent hereunder and shall be bound by all of the provisions hereof and the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

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7. Investment. All Escrow Funds received by the Escrow Agent shall be held only in an non-interest-bearing bank account at Escrow Agent.

8. Compensation. The Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $6,000.00, which fee shall be paid by the Company upon the signing of this Agreement. Further, if the term of this Agreement exceeds one (1) year from the execution date hereof, a fee of $1,500.00 will be paid by the Company on each such anniversary of the execution of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that becomes due in connection with this Agreement or the Escrow Account, including reasonable attorney’s fees. Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of the Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission. To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Representative and the Company and the Company shall direct all such amounts to be paid directly at any such closing.

9. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile followed by first-class mail, by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below.

If to the Representative:

Joseph Stone Capital, LLC

200 Old Country Road, Suite #610

Mineola, New York 11501

Attention: Damian Maggio, Chief Executive Officer

Fax: 516-267-7011

If to the Company:

Visionary Education Technology Holdings Group Inc.

200 Town Centre Blvd., Suite 408A

Markham, Ontario, Canada L3R 8G5

Attention: Dr. Thomas Traves, Chief Executive Officer

Fax No.: 905-739-0950

If to Escrow Agent:

Hoagland, Longo, Moran, Dunst & Doukas, LLP

40 Paterson StreetNew Brunswick, New Jersey 08903

Attention: Anthony C. Iacocca, Esq.

Fax No.: (732) 545-4579

10. General.

(a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles, and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non- conveniens or any similar grounds and irrevocably consents to service of process by mail or in any manner permitted by applicable law and consents to the jurisdiction of said courts. EACH OF THE PARTIES HERETO HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

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(b) This Agreement sets forth the entire agreement and understanding of the parties in respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(c) All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.

(d) This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement. No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e) If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f) This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

11. Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

12. No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority or interest under or because of the existence of this Agreement.

Signature Page Follows

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

JOSEPH STONE CAPITAL, LLC

By:	/s/ Damian Maggio
Name: Damian Maggio
Title: Chief Executive Officer

VISIONARY EDUCATION TECHNOLOGY HOLDINGS GROUP INC.

By:	/s/ Thomas Traves
Name: Dr. Thomas Traves
Title: Chief Executive Officer

HOAGLAND, LONGO, MORAN, DUNST & DOUKAS, LLP

By:	/s/ Anthony Iococca
Name: Anthony C. Iacocca, Esq.
Title: Partner

[Signature Page to the Escrow Agreement]

EXHIBIT A-1

FORM OF ESCROW RELEASE NOTICE

Date:

Hoagland, Longo, Moran, Dunst & Doukas, LLP

40 Paterson StreetNew Brunswick, New Jersey 08903

Attention: Anthony C. Iacocca, Esq.

Fax No.: (732) 545-4579

Dear Mr. Iacocca:

In accordance with the terms of Section 2(a) of an Escrow Deposit Agreement dated as of May 19, 2022 (the "Escrow Agreement"), by and between Visionary Education Technology Holdings Group Inc. (the “Company”), Joseph Stone Capital, LLC (the “Representative”), and Hoagland, Longo, Moran, Dunst & Doukas, LLP (the “Escrow Agent”), the Company and the Representative hereby notify the Escrow Agent that the a valid indemnity claim has been established and agreed in the amount of US$________.

PLEASE DISTRIBUTE THE SUM OF US$ _______ BY WIRE TRANSFER TO JOSEPH STONE CAPITAL, LLC AS FOLLOWS:

[Wire transfer instructions to be inserted here.]

Very truly yours,

Visionary Education Technology Holdings Group Inc.

By: ________________________________

Name: ______________________________

Title:_______________________________

Joseph Stone Capital, LLC

By: ________________________________

Name: ______________________________

Title:_______________________________

EXHIBIT A-2

FORM OF ESCROW RELEASE NOTICE

Date:

Hoagland, Longo, Moran, Dunst & Doukas, LLP

40 Paterson StreetNew Brunswick, New Jersey 08903

Attention: Anthony C. Iacocca, Esq.

Fax No.: (732) 545-4579

Dear Mr. Iacocca:

In accordance with the terms of Section 2(b) of an Escrow Deposit Agreement dated as of May 19, 2022 (the "Escrow Agreement"), by and between Visionary Education Technology Holdings Group Inc. (the “Company”), Joseph Stone Capital, LLC (the “Representative”), and Hoagland, Longo, Moran, Dunst & Doukas, LLP (the “Escrow Agent”), the Company and the Representative hereby notify the Escrow Agent that the Final Termination Date has past.

PLEASE DISTRIBUTE THE SUM OF US$ ______ BY WIRE TRANSFER TO VISIONARY EDUCATION TECHNOLOGY HOLDINGS GROUP INC. AS FOLLOWS :

[Wire transfer instructions to be inserted here.]

Very truly yours,

Visionary Education Technology Holdings Group Inc.

By: ________________________________

Name: ______________________________

Title:_______________________________

Joseph Stone Capital, LLC

By: ________________________________

Name: ______________________________

Title:_______________________________

EXHIBIT B

CERTIFICATE OF AUTHORIZED REPRESENTATIVES JOSEPH STONE CAPITAL, LLC

Name	Signature	Initiate (Y/N)	Callback (Y/N)	Phone No.	Alt. Phone No.

STANDING WIRE INSTRUCTIONS FOR JOSEPH STONE CAPITAL, LLC

In accordance with Section 3(a) of the Agreement disbursements to Joseph Stone Capital, LLC by wire transfer must be sent in accordance with the following wire instructions:

Bank Name:	[	]
Bank Address:	[	]
ABA Number:	[	]
Account Number:	[	]
Account Name:	[	]

EXHIBIT B-1

CERTIFICATE OF AUTHORIZED REPRESENTATIVES – VISIONARY EDUCATION TECHNOLOGY HOLDINGS GROUP INC.

Name	Signature	Initiate (Y/N)	Callback (Y/N)	Phone No.	Alt. Phone No.
Tom Traves	/s/ Tom Traves	T/T		647-825-6455

STANDING WIRE INSTRUCTIONS FOR VISIONARY EDUCATION TECHNOLOGY HOLDINGS GROUP INC.

In accordance with Section 3(a) of the Agreement disbursements to Visionary Education Technology Holdings Group Inc. by wire transfer must be sent in accordance with the following wire instructions:

Bank Name:	[	]
Bank Address:	[	]
ABA Number:	[	]
Account Number:	[	]
Account Name:	[	]